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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of earliest event reported:    December 15, 1997

                           PARKER-HANNIFIN CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)

      OHIO                           1-4982                      34-0451060
      ----                           ------                      ----------
(State or other             (Commission File Number)           (IRS Employer
 jurisdiction of                                            Identification No.)
 incorporation)

      6035 Parkland Boulevard, Cleveland, Ohio                   44124-4141
      ----------------------------------------                   ----------
       (Address of principal executive offices)                  (ZIP Code)

Registrant's telephone number, including area code:        (216) 896-3000



The Exhibit Index appears on sequential page 3.


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                           PARKER-HANNIFIN CORPORATION

                                    FORM 8-K

         Item 5.  Other Events.

                  The Company is filing herewith the following exhibit to its Registration Statement on Form S-3 (File No. 333-02761), which was declared effective on May 2, 1996.

         1. Computation of Ratio of Earnings to Fixed Charges (revised to reflect the Company's financial results as of September 30,
                  1997)

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PARKER-HANNIFIN CORPORATION
                                              (Registrant)



                                        By:  /s/  Joseph D. Whiteman
                                           ----------------------------------
                                            Vice President, General Counsel
                                            and Secretary

Date:  December 15, 1997



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                                  EXHIBIT INDEX

Exhibit No.                        Description of Exhibit
-----------      -------------------------------------------------------------

12.3 Computation of Ratio of Earnings to Fixed Charges (revised to reflect the Company's financial results as of September 30,
                 1997)